UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 23, 2006

FUEL SYSTEMS SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-135378	20-3960974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3030 South Susan Street, Santa Ana, California	92704
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 656-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report contains 5 pages

The Exhibit Index is located on page 5.

Item 8.01	Other Events.

Stockholder Approval of the Reorganization

On August 23, 2006, the stockholders of IMPCO Technologies, Inc. (“IMPCO”) adopted the Agreement and Plan of Reorganization, dated June 27, 2006, by and among IMPCO, the Registrant and IMPCO Merger Sub, Inc. (the “Agreement”). The reorganization contemplated by the Agreement was consummated on August 23, 2006. In accordance with the Agreement, as described in previous reports, IMPCO became a wholly-owned subsidiary of the Registrant and (i) every two shares of common stock of IMPCO were exchanged for one whole share of common stock of the Registrant, (ii) in lieu of issuing any fractional shares of Registrant’s common stock to which any stockholder might otherwise be entitled, such stockholder was granted the right to receive cash (without interest), (iii) all outstanding warrants to purchase IMPCO common stock became warrants to purchase one whole share of Registrant’s common stock for every two shares of IMPCO common stock subject to such warrant, with any fractional shares resulting therefrom adjusted pursuant to the terms of the applicable warrant, at an exercise price equal to two times the exercise price of such warrant immediately prior to the reorganization and (iv) all outstanding options to purchase IMPCO common stock became options to purchase one whole share of Registrant’s common stock for every two shares of IMPCO common stock subject to such option, with any fractional shares resulting therefrom rounded-up to the nearest whole number, at an exercise price equal to two times the exercise price of such option immediately prior to the reorganization.

NASDAQ Listing

The common stock of the Registrant will begin trading on the NASDAQ Global Market under the symbol “FSYS” on August 25, 2006. As a result of the reorganization, the common stock of IMPCO, which was previously listed under the symbol “IMCO,” will cease to trade on the Nasdaq Global Market.

Press Release

A copy of the press release announcing completion of the reorganization is furnished as Exhibit 99.1.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Reorganization, dated as of June 27, 2006, by and among IMPCO Technologies, Inc., Fuel Systems Solutions, Inc. and IMPCO Merger Sub, Inc. (Incorporated by reference to Appendix A to the Prospectus contained in the Registration Statement on Form S-4/A (No. 333-135378) filed on July 7, 2006).

3.1	Amended and Restated Certificate of Incorporation of Fuel Systems Solutions, Inc. (Incorporated by reference to Appendix B to the Prospectus contained in the Registration Statement on Form S-4/A (No. 333-135378) filed on July 7, 2006).

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3.2	By-laws of Fuel Systems Solutions, Inc. (Incorporated by reference to Appendix C to the Prospectus contained in the Registration Statement on Form S-4/A (No. 333-135378) filed on July 7, 2006).

3.3	Specimen of common stock certificate of Fuel Systems Solutions, Inc. (Incorporated by reference to Exhibit 3.7 to the Registration Statement on Form S-4 No. 333-135378) filed on June 27, 2006).

5.1	Opinion of Kirkland & Ellis LLP. (Incorporated by reference to Exhibit 5.1 to the Registration Statement on Form S-4 (No. 333-135378) filed on June 29, 2006).

99.1	Press Release.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL SYSTEMS SOLUTIONS, INC.

Dated: August 25, 2006	By:	/s/Thomas M. Costales
Thomas M. Costales Chief Financial Officer Secretary and Treasurer

S-1

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of June 27, 2006, by and among IMPCO Technologies, Inc., Fuel Systems Solutions, Inc. and IMPCO Merger Sub, Inc. (Incorporated by reference to Appendix A to the Prospectus contained in the Registration Statement on Form S-4/A (No. 333-135378) filed on July 7, 2006).

3.1	Amended & Restated Certificate of Incorporation of Fuel Systems Solutions, Inc. (Incorporated by reference to Appendix B to the Prospectus contained in the Registration Statement on Form S-4/A (No. 333-135378) filed on July 7, 2006).

3.2	By-laws of Fuel Systems Solutions, Inc. (Incorporated by reference to Appendix C to the Prospectus contained in the Registration Statement on Form S-4/A (No. 333-135378) filed on July 7, 2006).

3.3	Specimen of common stock certificate of Fuel Systems Solutions, Inc. (Incorporated by reference to Exhibit 3.7 to the Registration Statement on Form S-4 (No. 333-135378) filed on June 27, 2006).

5.1	Opinion of Kirkland & Ellis LLP. (Incorporated by reference to Exhibit 5.1 to the Registration Statement on Form S-4 (No. 333-135378) filed on June 29, 2006).

99.1	Press Release.

Exhibit Index